                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22137

                        Oppenheimer Master Loan Fund, LLC
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 06/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
CORPORATE LOANS--95.9%
CONSUMER DISCRETIONARY--29.2%
AUTO COMPONENTS--0.7%
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 4.55%-4.79%,
1/30/15(1)                                                               $11,422,156   $   11,030,947
AUTOMOBILES--2.4%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1,
8/3/13(2)                                                                  9,081,015          102,161
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
3.31%-3.56%, 12/16/13(1)                                                  40,574,644       38,423,336
                                                                                       --------------
                                                                                           38,525,497
                                                                                       --------------
HOTELS, RESTAURANTS & LEISURE--5.5%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 6.75%, 4/22/16(1)                                    9,140,000        8,488,776
American Seafoods Group LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 5.50%, 4/15/15(1)                                               7,500,000        7,488,233
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities Term
Loan, Tranche B, 8.50%, 7/13/12(1)                                         7,378,756        7,264,999
Golden Nugget, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan,
Tranche B, 3.15%-3.158%, 6/30/14(1,3)                                      3,637,138        2,935,855
Golden Nugget, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan,
Delayed Draw, 3.148%-3.195%, 6/8/14(1,3)                                   1,897,241        1,531,430
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Tranche 2L, 3.60%, 12/31/14(1)                                             2,528,348        1,238,891
Harrah's Operating Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 3.316%, 1/28/15(1)                                             4,655,664        3,882,386
Tranche B3, 3.316%-3.533%, 1/28/15(1)                                      7,458,367        6,201,513
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw:
Tranche A, 5%, 11/25/13(1)                                                 1,997,951        1,877,075
Tranche B, 5%, 11/25/13(1)                                                 2,271,663        2,134,227
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan, 5%,
11/25/13(1)                                                                5,679,157        5,335,568
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, Tranche B, 2.10%, 5/23/14(1)                                        10,486,465        9,296,544
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 2.10%, 5/8/14(1)                                                     2,336,606        2,071,466
MGM Mirage, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche E, 7%, 2/21/14(1)                                                  8,728,171        7,264,387
Michael Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 6/14/16(1)                                               4,600,000        4,612,218
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.125%,
5/5/13(1)                                                                  4,546,853        3,825,040
Turtle Bay Holding Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 10.20%, 2/5/13(1,3)                                               288,076          277,993
Tranche B, 2.438%, 3/1/15(1,3)                                               598,639          448,979


                      1 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
HOTELS, RESTAURANTS & LEISURE CONTINUED
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-on, 5.04%, 5/25/13(1)                                      $ 2,467,701   $    2,405,566
Tranche B, 5.04%, 5/25/13(1)                                               5,555,537        5,415,654
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed
Draw, 5.04%, 5/25/11(1)                                                    3,405,214        3,319,475
                                                                                       --------------
                                                                                           87,316,275
                                                                                       --------------
HOUSEHOLD DURABLES--0.7%
Phillips-Van Heusen Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 4.75%, 3/15/16(1)                                         6,645,000        6,657,459
Spectrum Brands Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 8%, 6/4/16(1)                                                   2,437,000        2,445,632
Springs Window Fashions Division, Inc., Sr. Sec. Credit Facilities
Term Loan, Tranche B, 3.313%, 12/30/12(1)                                  2,082,102        1,977,997
                                                                                       --------------
                                                                                           11,081,088
                                                                                       --------------
INTERNET & CATALOG RETAIL--0.2%
QVC, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 6J,
5.50%, 3/30/14(1)                                                          3,402,516        3,406,770
MEDIA--17.8%
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 2.783%, 5/15/14(1)                                              5,897,102        4,378,598
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5%, 10/8/16(1)                                                  8,977,500        8,548,268
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche
B, 6.90%, 5/15/13(1,3)                                                     1,592,838          915,882
American Media Operations, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 9.863%, 1/30/13(1)                                             14,219,539       13,557,449
Autotrader.com, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 5/4/16(1)                                                2,250,000        2,254,219
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities
Incremental Term Loan, 7.50%, 7/3/14(1)                                    6,929,293        6,955,278
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Term Loan,
3.03%, 7/4/14(1)                                                           5,932,651        5,139,900
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 1st
Lien Term Loan, 2.35%, 3/5/14(1)                                           3,351,407        3,114,472
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 3rd
Lien Term Loan, 3.038%, 9/1/14(1)                                          6,484,063        5,793,510
Charter Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche T2 Add-On, 7.151%, 3/6/14(1)                                      11,362,039       11,424,178
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan,
2.35%, 5/6/11(1)                                                          16,368,987       13,572,624
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, Tranche B, 3.997%, 1/29/16(1)                             21,814,797       16,977,366
Emmis Communications Corp., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 4.432%-4.537%, 11/2/13(1)                                       2,743,736        2,423,633
Entercom Communications Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche A, 1.473%-3.329%, 6/30/12(1)                           10,615,117        9,938,404


                      2 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
MEDIA CONTINUED
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.50%, 7/14/15(1)                                             $19,067,364   $   18,225,063
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan,
3.80%-5.671%, 12/31/14(1)                                                 16,021,247       15,014,920
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.597%, 8/5/12(1)                                        18,049,025       16,853,277
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche A, 4.35%-4.538%, 3/29/13(1)                                       17,056,962       15,301,510
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche E, 4.50%, 10/20/17(1)                                   2,500,000        2,391,668
Mediacom Communications Corp./MCC Georgia LLC, Sr. Sec. Credit
Facilities 1st Lien Term Loan, Tranche FA, 4.50%, 10/20/17(1)              5,000,000        4,776,250
Mediacom LLC, Sr. Sec. Credit Facilities Term Loan, Tranche D, 5.50%,
3/31/17(1)                                                                11,418,725       11,504,365
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.836%-14.36%, 11/15/13(1,3)                                              7,626,429        6,139,275
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term
Loan:
Tranche B Add-on, 4/8/12(2)                                                3,199,619        1,459,826
Tranche B, 4/8/12(2)                                                      23,624,452       10,778,656
Penton Media, Inc., Sr. Sec. Credit Facilities Exit Term Loan:
Tranche B, 4.726%, 8/1/14(1,3)                                                 6,441            4,676
Tranche B, 4.726%, 8/1/14(1,3)                                             5,829,456        4,232,185
Philadelphia Newspapers, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6/29/13(2)                                                      2,444,102          745,451
Sinclair Broadcast Group, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 6.658%, 10/16/15(1)                                 12,015,152       12,085,236
Six Flags, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%,
6/30/16(1)                                                                 9,495,000        9,429,684
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 8%, 9/28/14(1)                                                    535,711          487,497
Tranche B, 8%, 9/28/14(1,3)                                                  357,141          324,999
TWCC Holding Corp., Sr. Sec. Credit Facilities 1st Lien Incremental
Term Loan, 5%, 9/24/15(1)                                                  9,842,969        9,824,514
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 2.597%, 9/29/14(1)                                             17,508,841       14,739,047
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien
Incremental Term Loan, 6.807%-8.63%, 6/18/14(1)                            7,218,967        7,152,790
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 2.795%-4.685%, 6/30/14(1)                                   425,320          389,486
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan,
11/3/12(2,4)                                                               6,931,088        6,665,399
Zuffa LLC, Sr. Sec. Credit Facilities Incremental Term Loan, Tranche
B, 7.50%, 6/18/15(1)                                                       7,900,312        7,939,814
                                                                                       --------------
                                                                                          281,459,369
                                                                                       --------------


                      3 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
MULTILINE RETAIL--0.7%
General Growth Properties, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche A, 2/24/10(2,4)                                                  $10,000,000   $   10,396,880
SPECIALTY RETAIL--1.2%
Claire's Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 2.75%-3.097%, 5/29/14(1)                                       10,337,075        8,629,846
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B2, 4.875%-5.063%, 7/31/16(1)                                      5,622,614        5,355,540
Pilot Travel Centers LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 3.25%, 11/12/15(1)                                        5,270,000        5,264,335
                                                                                       --------------
                                                                                           19,249,721
                                                                                       --------------
CONSUMER STAPLES--2.8%
FOOD & STAPLES RETAILING--0.4%
Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche 2, 2.10%-2.11%, 6/4/14(1)                                          2,222,570        1,921,968
Tranche 4, 9.50%, 6/4/15(1)                                                4,484,257        4,564,135
                                                                                       --------------
                                                                                            6,486,103
                                                                                       --------------
FOOD PRODUCTS--1.7%
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5%-5.50%, 2/1/17(1)                                            4,107,353        4,108,071
Tranche C1, 5%-5.50%, 2/1/17(1)                                           10,201,638       10,203,423
Dole Food Co., Inc., Sr. Sec. Credit Facilities Prefunded Letter of
Credit Term Loan, 8%, 4/12/13(1)                                           1,136,131        1,136,330
Pierre Foods, Inc., Sr. Sec. Credit Facilities Term Loan, 7%,
2/17/16(1)                                                                 6,517,500        6,531,024
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2.851%, 4/2/14(1)                                               5,491,395        5,158,968
                                                                                       --------------
                                                                                           27,137,816
                                                                                       --------------
PERSONAL PRODUCTS--0.7%
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.978%,
3/5/15(1,3)                                                                1,259,739        1,256,590
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%,
8/15/15(1)                                                                 9,351,563        9,129,462
                                                                                       --------------
                                                                                           10,386,052
                                                                                       --------------
ENERGY--4.5%
ENERGY EQUIPMENT & SERVICES--2.2%
Precision Drilling Trust, Sr. Sec. Credit Facilities Term Loan,
Tranche B1, 9.123%, 9/23/14(1)                                             8,165,290        8,190,807
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche I-A, 7.50%, 4/20/17(1)                                             1,501,503        1,462,714
Tranche I-M, 7.50%, 4/20/17(1)                                               992,996          967,344
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan,
7.50%, 4/20/17(1)                                                         12,268,789       11,951,849
Trident Exploration Corp., Sr. Sec. Credit Facilities 1st Lien Exit
Term Loan, 9.50%, 5/17/14(1)                                              12,145,000       11,932,463
                                                                                       --------------
                                                                                           34,505,177
                                                                                       --------------


                      4 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
OIL, GAS & CONSUMABLE FUELS--2.3%
Atlas Pipeline, Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.75%, 7/27/14(1)                                                        $11,054,256   $   11,008,193
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche D, 6%, 4/3/16(1)                                                   8,158,312        7,962,007
Venoco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
4.375%-6.164%, 5/7/14(1)                                                  11,733,701       10,484,062
Western Refining, Inc., Sr. Sec. Credit Facilities Term Loan, 10.603%,
2/8/14(1)                                                                  7,438,003        6,842,963
                                                                                       --------------
                                                                                           36,297,225
                                                                                       --------------
FINANCIALS--4.0%
CAPITAL MARKETS--0.6%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan,
3.328%-3.533%, 11/1/14(1)                                                 11,256,169        9,485,077
CONSUMER FINANCE--1.1%
American General Financial Services Co., Sr. Sec Credit Facilities 1st
Lien Term Loan, 7.25%, 4/16/15(1)                                         11,000,000       10,725,000
CIT Group, Inc., Sr. Sec. Credit Facilities 1st Lien Incremental Term
Loan, 13%, 1/18/12(1)                                                      2,877,600        2,947,020
CIT Group, Inc., Sr. Sec. Credit Facilities Expansion Term Loan,
Tranche 2A, 9.50%, 1/18/12(1)                                              2,877,600        2,947,022
                                                                                       --------------
                                                                                           16,619,042
                                                                                       --------------
INSURANCE--1.3%
ILFC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2,
7%, 3/5/16(1)                                                              4,653,846        4,586,533
International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B1, 6.75%, 2/23/15(1)                                   6,346,154        6,275,896
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 2.588%, 4/3/14(1)                                                   12,914,523       10,008,755
                                                                                       --------------
                                                                                           20,871,184
                                                                                       --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.5%
Realogy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Delayed
Draw, Tranche B, 13.50%, 10/15/17                                          8,245,000        8,660,688
THRIFTS & MORTGAGE FINANCE--0.5%
Green Tree Credit Solutions, Sr. Sec. Credit Facilities Term Loan, 8%,
12/10/15(1)                                                                8,289,600        8,020,188
HEALTH CARE--9.0%
HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 2.347%, 4/30/13(1)                                                   4,274,420        4,038,732
Caris Diagnostics, Sr. Sec. Credit Facilities Term Loan, 7.25%,
2/1/15(1)                                                                  7,462,500        7,313,250
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
3.347%, 10/31/14(1)                                                        8,805,166        8,413,336
                                                                                       --------------
                                                                                           19,765,318
                                                                                       --------------


                      5 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
HEALTH CARE PROVIDERS & SERVICES--7.1%
Alliance HealthCare Services, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 5.50%, 6/1/16(1)                                         $ 4,975,000   $    4,898,299
Ardent Health Services LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.50%, 7/19/15(1)                                                    9,975,000        9,716,278
Aveta, Inc./MMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 8%, 3/16/15(1)                                       3,238,125        3,140,981
Aveta, Inc./NAMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 8%, 3/16/15(1)                                       3,238,125        3,140,981
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2.788%, 7/2/14(1)                                               6,287,253        5,879,367
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 2.788%, 7/2/14(1)                                              322,573          301,646
HCA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2,
3.783%, 3/31/17(1)                                                         3,226,781        3,090,398
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.783%,
11/18/13(1)                                                                5,917,784        5,593,987
HEALTHSOUTH Corp., Extended Sr. Sec. Credit Facilities Term Loan,
4.29%, 3/15/14(1)                                                          3,063,333        3,023,398
HEALTHSOUTH Corp., Sr. Sec. Credit Facilities Term Loan, 2.79%,
3/10/13(1)                                                                 3,721,958        3,594,790
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 2.847%, 10/18/14(1)                                             3,637,490        3,401,053
MultiPlan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche D, 6%, 4/12/13(1)                                                    883,333          881,493
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 3.625%, 4/15/13(1)                                              3,711,299        3,553,569
Tranche C, 3.625%, 4/12/13(1)                                              3,790,994        3,629,876
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 2.35%-2.54%, 3/31/13(1)                              2,843,413        2,734,417
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 4.35%, 3/31/14(1)                                              11,500,000       11,241,250
RehabCare Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6%, 11/3/15(1)                                                  5,544,833        5,525,776
Rural/Metro Operating Corp., Sr. Sec. Credit Facilities Term Loan, 7%,
11/20/14(1)                                                                1,990,000        1,990,000
Select Medical Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 2.484%, 2/24/12(1)                                              3,803,635        3,683,185
Tranche T1 Add-on, 2.484%, 2/24/12(1)                                      3,336,243        3,230,594
Universal American Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche A, 1.313%-1.347%, 1/18/12(1)                                 9,363,709        8,520,975
Vanguard Health Systems, Inc., Sr. Sec Credit Facilities 1st Lien Term
Loan, Tranche B, 5%, 1/15/16(1)                                            7,500,000        7,413,750
Warner Chilcott Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B3 Add-on, 5.75%, 4/30/15(1)                                       1,086,714        1,086,443
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche A, 5.50%, 10/30/14(1)                                              6,448,088        6,444,864
Tranche B1, 5.75%, 4/30/15(1)                                              2,401,740        2,399,012


                      6 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Tranche B2, 5.75%, 4/30/15(1)                                            $ 3,999,333   $    3,994,789
                                                                                       --------------
                                                                                          112,111,171
                                                                                       --------------
PHARMACEUTICALS--0.7%
PTS Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, Tranche
B, 2.597%, 4/10/14(1)                                                     12,772,326       11,519,041
INDUSTRIALS--23.6%
AEROSPACE & DEFENSE--5.6%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan,
3.347%, 9/28/12(1)                                                           460,476          412,702
AM General LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 3.344%-3.539%, 9/30/13(1)                                       9,543,218        8,553,110
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 6.28%, 2/21/13(1)                                               7,595,590        7,291,766
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
8.75%, 9/16/13(1)                                                          7,451,212        7,505,547
Hawker Beechcraft, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche A, 10.50%, 3/26/14(1)                                       18,138,622       17,987,472
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 9.21%, 12/30/12(1,3)                                                18,691,401       18,317,573
Triumph Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
3.50%, 6/1/16                                                              5,778,000        5,785,223
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan,
2.313%-2.375%, 2/3/14(1)                                                  25,402,178       22,381,555
                                                                                       --------------
                                                                                           88,234,948
                                                                                       --------------
AIR FREIGHT & LOGISTICS--0.9%
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 1st
Lien Term Loan, 10.109%, 10/31/11(1,3)                                    14,915,141       14,012,775
BUILDING PRODUCTS--1.5%
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan,
7%, 1/21/16(1)                                                            11,600,000       11,310,000
Champion Opco LLC, Sr. Sec. Credit Facilities Term Loan, 7.397%,
5/11/13(1)                                                                 1,463,041        1,294,791
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 2/6/11(2)                                                            1,837,461          468,553
Goodman Global, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
6.164%, 2/13/14(1)                                                         6,889,659        6,907,600
Summit Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
6.75%, 7/7/14(1)                                                           3,047,363        2,990,224
                                                                                       --------------
                                                                                           22,971,168
                                                                                       --------------
COMMERCIAL SERVICES & SUPPLIES--8.0%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 6.658%, 1/29/15(1)                                              1,893,378        1,899,295
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 3.35%-3.421%, 7/3/14(1)                                                 5,436,306        5,160,610
Avis Budget Car Rental LLC, Extended Sr. Sec. Credit Facilities 1st
Lien Term Loan, 5.75%, 4/19/14(1)                                          3,076,177        3,073,294


                      7 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche C, 6%, 7/31/15(1)                                          $ 3,184,000   $    3,184,398
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.50%, 7/2/15(1)                                                1,965,000        1,969,211
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.397%, 5/21/15(1)                                              3,544,962        3,549,393
Ceridian Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.347%,
11/9/14(1)                                                                 4,956,396        4,434,736
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 3.097%, 9/24/14(1)                                            7,943,890        6,700,449
Tranche B-2, 3.097%, 9/24/14(1)                                            9,902,941        8,365,510
Tranche B-3, 3.097%, 9/24/14(1)                                            2,984,655        2,515,401
Infogroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 4.50%, 5/18/16(1)                                               3,600,000        3,532,500
Language Line Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
5.50%, 10/29/15(1)                                                         6,567,000        6,489,017
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 10%, 6/22/13(1)                                                        555,000          496,725
New Customer Service, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6%, 3/5/16(1)                                                        9,928,572        9,759,785
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities Term Loan,
3.338%-3.538%, 7/1/14(1)                                                   6,634,166        6,232,162
Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6%, 4/26/16(1)                                                  2,910,000        2,869,988
Rental Service Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
3.80%, 11/15/12(1)                                                         8,063,496        7,388,179
Sabre Holdings Corp., Sr. Sec. Credit Facilities Term Loan,
2.338%-2.347%, 9/30/14(1)                                                  6,760,296        6,024,175
Sedgwick CMS Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 5.50%, 6/30/16(1)                                         4,837,875        4,829,810
TransUnion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 5%, 6/15/17(1)                                                          6,960,000        7,009,590
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Tranche C,
10.50%, 8/23/13(1)                                                         2,811,650        2,828,050
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
Tranche T1, 2.79%, 8/23/13(1)                                              3,443,845        3,232,372
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 3.539%, 2/21/15(1)                                       12,372,834       10,949,958
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4,
4.182%-4.311%, 7/15/16(1)                                                  7,393,986        7,010,394
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B, 9.20%, 10/17/10(1,3)                                      9,523,306        8,094,810
                                                                                       --------------
                                                                                          127,599,812
                                                                                       --------------
CONSTRUCTION & ENGINEERING--0.3%
Custom Building Products, Sr. Sec. Credit Facilities Term Loan, 5.75%,
3/19/15(1)                                                                 5,015,254        5,005,851


                      8 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
ELECTRICAL EQUIPMENT--1.5%
Freescale Semiconductor Holdings, Inc., Extended Sr. Sec. Credit
Facilities 1st Lien Term Loan, 4.604%, 12/1/16(1)                        $18,893,499   $   16,632,193
Reynolds & Reynolds Co. (The), Sr. Sec. Credit Facilities 1st Lien
Term Loan, 5.25%, 4/1/17(1)                                                7,149,725        7,088,652
                                                                                       --------------
                                                                                           23,720,845
                                                                                       --------------
INDUSTRIAL CONGLOMERATES--0.6%
Hillman Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5.50%, 4/26/16(1)                                               5,250,000        5,271,331
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 8.63%,
10/1/13(1)                                                                 5,871,156        4,638,214
                                                                                       --------------
                                                                                            9,909,545
                                                                                       --------------
MACHINERY--2.8%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
2.347%, 5/31/14(1)                                                         4,848,797        4,230,575
Bucyrus International, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche C, 4.50%, 12/21/16(1)                                        7,167,340        7,149,421
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities Term Loan,
Tranche B, 7.50%, 8/21/14(1)                                               9,355,509        9,350,307
Nacco Materials, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Delayed Draw, 2.097%-2.373%, 3/21/13(1)                                    7,577,404        6,592,342
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 2.85%, 7/2/14(1)                                                    18,159,265       15,308,261
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 2.85%, 7/2/14(1)                                             2,246,749        1,894,009
                                                                                       --------------
                                                                                           44,524,915
                                                                                       --------------
ROAD & RAIL--2.4%
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 8.25%, 5/10/14(1)                                                   16,723,341       15,521,351
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan,
6.50%, 10/12/14(1)                                                        24,909,768       22,916,988
                                                                                       --------------
                                                                                           38,438,339
                                                                                       --------------
INFORMATION TECHNOLOGY--3.9%
IT SERVICES--2.5%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
3.60%-3.79%, 12/20/12(1)                                                   8,838,337        8,639,475
Caritor, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan,
2.79%, 5/17/13(1)                                                             69,910           64,142
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 2.79%, 5/17/13(1)     9,352,001        8,580,461
Datatel, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 6.50%,
12/9/15(1)                                                                 2,020,714        2,030,818
Datatel, Inc., Sr. Sec Credit Facilities 2nd Lien Term Loan, 10.25%,
12/15/16(1)                                                                4,465,000        4,576,625
Dupont Fabros Technology LP, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 5.75%, 12/2/14(1)                                                   15,500,000       15,403,125
                                                                                       --------------
                                                                                           39,294,646
                                                                                       --------------


                      9 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
OFFICE ELECTRONICS--0.5%
CDW Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
4.35%, 10/10/14(1)                                                       $ 8,760,000   $    7,686,900
SOFTWARE--0.9%
Allen Systems Group, Inc., Sr. Sec. Credit Facilities Term Loan,
8.384%, 10/19/13(1)                                                        3,120,000        3,116,100
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
2.60%, 5/9/14(1)                                                          12,803,487       12,075,289
                                                                                       --------------
                                                                                           15,191,389
                                                                                       --------------
MATERIALS--8.9%
CHEMICALS--4.8%
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor
in Possession, Tranche A, 6%, 3/22/11(1)                                   5,356,000        5,376,085
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan:
Tranche C1-B, 4.063%, 5/5/15(1)                                            5,948,346        5,405,559
Tranche C2-B, 4.313%, 5/5/15(1)                                            2,642,803        2,401,647
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche C4-B, 4.125%, 5/5/15(1)                                      4,868,645        4,430,467
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 7.501%, 12/16/13(1)                                            6,876,191        6,500,153
Tranche C2, 8.001%, 12/16/14(1)                                            7,018,397        6,634,582
Lyondell Chemical Co., Sr. Sec. Credit Facilities 1st Lien Exit Term
Loan, 5.50%, 3/14/16(1)                                                    3,500,000        3,520,748
Momentive Performance Materials, Inc., Sr. Sec. Credit Facilities Term
Loan, Tranche B, 2.625%, 12/4/13(1)                                       10,782,423        9,650,269
Nalco Co., Sr. Sec. Credit Facilities Term Loan, 6.411%, 5/5/16(1)         1,980,000        1,983,918
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.59%-3.60%,
7/30/14(1)                                                                 1,989,848        1,810,761
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.85%,
7/30/15(1)                                                                19,555,358       17,785,598
Solutia, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 4.75%, 3/2/17(1)                                                        4,389,000        4,391,045
Styron Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche
B, 5.75%, 5/21/16(1)                                                       5,750,000        5,745,210
                                                                                       --------------
                                                                                           75,636,042
                                                                                       --------------
CONSTRUCTION MATERIALS--0.1%
CB Richard Ellis Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, Tranche B1A, 6.50%-6.658%, 12/20/15(1)                               2,585,000        2,583,922
CONTAINERS & PACKAGING--3.6%
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6%, 2/18/16(1)                                                      10,272,693       10,208,488
Anchor Glass Container Corp., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 10%, 8/2/16(1)                                                      12,000,000       11,842,500


                      10 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
CONTAINERS & PACKAGING CONTINUED
BWAY Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.50%, 3/28/17(1)                                             $ 3,062,857   $    3,062,857
Tranche C, 5.50%, 3/28/17(1)                                                 287,143          287,143
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 5.50%-5.875%, 9/28/14(1)                                            15,000,000       13,012,500
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan, Tranche
C, 6.75%, 4/5/14(1)                                                        6,615,289        6,651,467
Multi-Packaging Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien
Term Loan, 6.904%, 4/26/16(1)                                              5,000,000        5,006,250
Reynolds Packaging Group, Sr. Sec. Credit Facilities Term Loan,
Tranche 1S, 6.25%, 5/5/16(1)                                               6,956,250        6,924,946
                                                                                       --------------
                                                                                           56,996,151
                                                                                       --------------
METALS & MINING--0.0%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan,
12/19/13(2,4)                                                                837,221            7,221
PAPER & FOREST PRODUCTS--0.4%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated, Inc., Sr.
Sec. Credit Facilities Term Loan, Tranche B, 3/31/09(2)                    1,836,235        1,796,449
Smurfit-Stone Container Enterprises, Sr. Sec. Credit Facilities 1st
Lien Exit Term Loan, Tranche B, 6.75%, 1/2/16(1)                           4,000,000        4,000,000
                                                                                       --------------
                                                                                            5,796,449
                                                                                       --------------
TELECOMMUNICATION SERVICES--3.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.5%
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B1, 2.597%-2.783%, 5/31/14(1)                                     22,694,246       19,800,730
Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
2.513%, 3/16/14(1)                                                         5,661,118        5,033,679
Telcordia Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term
Loan, 6.75%, 4/9/16(1)                                                     4,480,000        4,410,000
U.S. Telepacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 9.25%, 7/15/15(1)                                               9,975,000        9,984,357
                                                                                       --------------
                                                                                           39,228,766
                                                                                       --------------
WIRELESS TELECOMMUNICATION SERVICES--1.2%
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 5%-6.50%, 5/12/17(1)                                           11,571,000       11,260,029
Intelsat Jackson Holdings Ltd., Sr. Sec. Credit Facilities Term Loan,
3.292%, 2/1/14(1)                                                          9,631,580        8,894,764
                                                                                       --------------
                                                                                           20,154,793
                                                                                       --------------
UTILITIES--6.3%
ELECTRIC UTILITIES--6.1%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 6/24/14(1)          4,810,210        4,786,159
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term Loan, 1/16/15(2)     9,612,985        6,913,342


                     11 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
ELECTRIC UTILITIES CONTINUED
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%,
4/21/17(1)                                                               $15,000,000   $   14,871,435
Coleto Creek Power LP, Sr. Sec. Credit Facilities Letter of Credit
Term Loan, 3.283%, 6/28/13(1)                                              2,151,199        1,945,043
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan, Tranche
B, 3.097%-3.283%, 6/28/13(1)                                              15,441,872       13,962,031
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
3.783%, 3/8/13(1)                                                         10,822,860       10,341,243
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term
Loan, 2.283%, 8/16/12(1)                                                   7,725,937        6,716,736
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 4.033%, 8/16/13(1)                                                  12,000,000        9,345,000
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Letter of
Credit Term Loan, 2.097%, 8/16/12(1)                                       1,396,547        1,214,123
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities Term Loan,
Delayed Draw, 2.283%, 8/16/12(1)                                             614,915          534,592
Liberty Electric Power LLC, Sr. Sec. Credit Facilities Term Loan,
3.533%, 10/30/14(1)                                                        1,081,338        1,034,705
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 5.367%,
2/15/15(1,3)                                                              15,825,938       10,471,501
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit
Facilities Term Loan:
Tranche B1, 3.85%-4.033%, 10/10/14(1)                                      4,196,066        3,112,957
Tranche B3, 3.85%-4.033%, 10/10/14(1)                                     12,763,331        9,466,806
Texas Competitive Electric Holdings Co. LLC, Sr. Sec. Credit
Facilities Term Loan, Delayed Draw, 3.85%-4.033%, 10/10/14(1)              1,736,875        1,276,914
                                                                                       --------------
                                                                                           95,992,587
                                                                                       --------------
WATER UTILITIES--0.2%
Entegra TC LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche
B, 3.033%, 4/19/14(1)                                                      4,147,798        3,820,122
                                                                                       --------------
Total Corporate Loans (Cost $1,521,247,235)                                             1,521,137,815
                                                                                       --------------
LOAN PARTICIPATIONS--0.1%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term
Loan, 12.50%, 7/20/15 (Cost $1,483,246)                                    1,630,000        1,698,460
                                                                                       --------------
CORPORATE BONDS AND NOTES--3.0%
Aleris Internatioanl, Inc., Sr. Sec. Credit Facilities Exit Term Loan,
6%, 7/1/20                                                                    43,747           43,747
Berry Plastics Corp., 5.053% Sr. Sec. Nts., 2/15/15(1)                     3,530,000        3,362,325
Berry Plastics Holding Corp., 4.412% Sr. Sec. Nts., 9/15/14(1)             4,285,000        3,695,813
Lyondell Chemical Co., 11% Sr. Sec. Nts., 5/1/18                           6,485,120        6,987,717
NXP BV/NXP Funding LLC, 3.053% Sr. Sec. Nts., 10/15/13(1)                 17,840,000       15,320,100
Reader's Digest Association, Inc., 9.50% Sr. Sec. Nts., 2/15/17(1,5)       7,685,000        7,704,213
Verso Paper Holdings LLC, 4.094% Sr. Sec. Nts., Series B, 8/1/14(1)        8,177,500        7,053,096
Wellman, Inc., 5% Cv. Nts., 1/30/19(2,3)                                   1,024,467          578,973


                     12 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

                                                                          Principal
                                                                            Amount         Value
                                                                         -----------   --------------
Western Refining, Inc., 10.75% Sr. Sec. Nts., 6/15/14(1,5)               $ 3,385,000   $    3,063,425
                                                                                       --------------
Total Corporate Bonds and Notes (Cost $52,461,525)                                         47,809,409
                                                                                       --------------

                                                                            Shares
                                                                         -----------
PREFERRED STOCKS--0.0%
Alpha Media Group, Inc., Preferred(4) (Cost $--)                                 105              --
COMMON STOCKS--0.2%
Aleris International, Inc.(4)                                                 50,627        1,822,572
Alpha Media Group, Inc.(4)                                                       784               --
Champion Opco LLC(4)                                                         237,986          157,071
Levlad LLC(4)                                                                  7,730          135,272
Star Tribune Holdings Corp.(4)                                                13,000          325,000
Turtle Bay Holding Co. LLC(4)                                                293,838          440,757
Wellman, Inc.(4)                                                                 973               --
                                                                                       --------------
Total Common Stocks (Cost $3,037,922)                                                       2,880,672
                                                                                       --------------

                                                                            Units
                                                                         -----------
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
Champion Opco LLC Wts., Strike Price $0.000001, Exp. 1/27/20(4)               86,682               --
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16(4)            6,081        1,824,300
                                                                                       --------------
Total Rights, Warrants and Certificates (Cost $1,641,870)                                   1,824,300
                                                                                       --------------

                                                                            Shares
                                                                         -----------
INVESTMENT COMPANY--3.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.28%(6,7) (Cost
$48,541,563)                                                              48,541,563       48,541,563
TOTAL INVESTMENTS, AT VALUE (COST $1,628,413,361)                              102.4%   1,623,892,219
Liabilities in Excess of Other Assets                                           (2.4)     (37,891,454)
                                                                         -----------   --------------
Net Assets                                                                     100.0%  $1,586,000,765
                                                                         ===========   ==============

Footnotes to Statement of Investments

(1.) Represents the current interest rate for a variable or increasing rate security.

(2.) Issue is in default. See accompanying Notes.

(3.) Interest or dividend is paid-in-kind, when applicable.

(4.) Non-income producing security.

(5.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $10,767,638 or 0.68% of the Fund's net assets as of June 30, 2010.

(6.) Rate shown is the 7-day yield as of June 30, 2010.


                     13 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

(7.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                            SHARES                                       SHARES
                                          SEPTEMBER        GROSS           GROSS          JUNE
                                           30, 2009      ADDITIONS       REDUCTIONS     30, 2010
                                         -----------   -------------   -------------   ----------
Oppenheimer Institutional Money Market
   Fund, Cl. E                           111,141,563   1,046,100,000   1,108,700,000   48,541,563

                                            VALUE       INCOME
                                         -----------   --------
Oppenheimer Institutional Money Market
Fund, Cl. E                              $48,541,563   $144,883

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of June 30, 2010 based on valuation input level:

                                                     LEVEL 2--
                                     LEVEL 1--         OTHER        LEVEL 3--
                                     UNADJUSTED     SIGNIFICANT     SIGNIFICANT
                                       QUOTED       OBSERVABLE     UNOBSERVABLE
                                       PRICES         INPUTS          INPUTS           VALUE
                                    -----------   --------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Corporate Loans                     $        --   $1,520,859,822    $  277,993    $1,521,137,815
Loan Participations                          --        1,698,460            --         1,698,460
Corporate Bonds and Notes                    --       47,186,689       622,720        47,809,409
Preferred Stocks                             --               --            --                --
Common Stocks                                --        2,723,601       157,071         2,880,672
Rights, Warrants and Certificates            --        1,824,300            --         1,824,300
Investment Company                   48,541,563               --            --        48,541,563
                                    -----------   --------------    ----------    --------------
Total Assets                        $48,541,563   $1,574,292,872    $1,057,784    $1,623,892,219
                                    ===========   ==============    ==========    ==============

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than


                     14 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

LOANS. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

As of June 30, 2010, securities with an aggregate market value of $1,522,836,275, representing 96.02% of the Fund's net assets were comprised of loans.


                     15 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the borrower or issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of June 30, 2010 is as follows:

Cost                                $53,557,978
Market Value                        $39,912,911
Market Value as a % of Net Assets          2.52%

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.


                     16 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.


                     17 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS June 30, 2010 (Unaudited)

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

     AS OF JUNE 30, 2010, THE FUND HAD NO SUCH CREDIT DEFAULT SWAPS OUTSTANDING.


                     18 | Oppenheimer Master Loan Fund, LLC

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 06/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund, LLC


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 08/09/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer
Date: 08/09/2010


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 08/09/2010